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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2005

                              CONCORD CAMERA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       New Jersey                                           13-3152196
-------------------------------                      ---------------------------
(State or other jurisdiction                             (I.R.S. Employer
 of incorporation)                                    Identification Number)

                                     0-17038
                            ------------------------
                            (Commission File Number)

    4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01.   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
             OR STANDARD; TRANSFER OF LISTING.

         Concord Camera Corp. ("Concord" or "Company") today announced a further delay in the issuance of its results for the first quarter of Fiscal 2005, which ended October 2, 2004, and a delay in the issuance of its results for the second quarter of Fiscal 2005, which ended January 1, 2005. As previously announced, in August 2004, the Company converted its management information systems from its existing legacy systems to a new worldwide, fully integrated Enterprise Resource Planning ("ERP") software system which supports virtually every area of the Company's operations. The implementation of the new ERP system resulted in inefficiencies and delays in providing certain information necessary to complete the Company's Quarterly Report on Form 10-Q for the first quarter of Fiscal 2005 ("First Quarter 10-Q"). The Company has made substantial improvements in operating the new ERP system, but continues to experience some inefficiencies and delays with the system. The delay in filing the First Quarter 10-Q will impact the Company's ability to timely file its Quarterly Report on Form 10-Q for the second quarter ("Second Quarter 10-Q"). The Company currently expects to file its First Quarter 10-Q on or about February 14, 2005 and its Second Quarter 10-Q on or about March 31, 2005.

         As previously announced, the Company appealed the determination of the Nasdaq Staff to delist the Company's securities as a result of the Company's failure to timely file its First Quarter 10-Q. In its appeal, the Company advised Nasdaq that it expected to file its First Quarter 10-Q on or before January 31, 2005 and requested an exception to regain compliance with the Nasdaq listing standards. The appeal is still pending. The Company modified its request for an exception to regain compliance with the Nasdaq listing standards and advised Nasdaq that it expects to file its First Quarter 10-Q on or about February 14, 2005 and its Second Quarter 10-Q on or about March 31, 2005. There can be no assurance that the Panel will grant the Company's request.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) A copy of Concord's press release dated February 1, 2005 is attached hereto as Exhibit 99.1.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CONCORD CAMERA CORP.

Date: February 1, 2005               By: /s/ Alan Schutzman
                                        ----------------------------------------
                                         Alan Schutzman,
                                         Senior Vice President, General Counsel,
                                         Secretary